UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 3, 2006

BLUE COAT SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28139	91-1715963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 N. Mary Avenue

Sunnyvale, California 94085-4121

(408) 220-2200

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 3, 2006, pursuant to the Agreement and Plan of Merger and Reorganization dated as of December 30, 2005 (the “Merger Agreement”), among Blue Coat Systems, Inc. (“Blue Coat”), Permeo Technologies, Inc., a privately held Delaware corporation (“Permeo”), Pivot Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Blue Coat (“Merger Sub”), and Chris Pacitti, as Stockholders’ Representative, Merger Sub was merged with and into Permeo, with Permeo surviving as a wholly-owned subsidiary of Blue Coat ( the “Merger”).

Pursuant to the Merger Agreement, the consideration in the Merger consisted of (i) shares of Blue Coat Common Stock, (ii) cash and (iii) a payment under Permeo’s Liquidation Bonus Plan. At the Average Closing Price (as defined in the Merger Agreement) of $20.46, the aggregate merger consideration for all of Permeo’s securities was approximately $43,200,000. Transaction expenses are not included in the $43,200,000 amount above. Blue Coat loaned Permeo $750,000 before the closing of the transaction; the loan did not reduce the aggregate merger consideration.

In connection with the Merger, Blue Coat paid approximately $14,200,000 in cash and issued approximately 1,418,000 shares of Blue Coat Common Stock (including shares reserved for issuance upon the exercise of stock options). Approximately 223,000 of the shares issued by Blue Coat in connection with the Merger will be held in escrow to indemnify Blue Coat for breaches of various representations, warranties and covenants made by Permeo in the Merger.

The Blue Coat Common Stock issued in the merger was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of exemption from registration contained in Section 3(a)(10) of the Securities Act.

The terms of the Merger are more fully described in the Merger Agreement, which was filed by Blue Coat as Exhibit 2.1 to the Current Report on Form 8-K filed on December 30, 2005. A copy of the press release announcing the closing of the merger is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The Registrant will provide the financial statements required by paragraph (a) of Item 9.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), if any such information is required, on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(b) Pro Forma Financial Information

The Registrant will provide the pro forma financial information required by paragraph (b) of Item 9.01 of Form 8-K promulgated by the Commission pursuant to the Exchange Act, if any such pro forma financial information is required, on a Form 8-K/A within 71 days of the date that this initial report on Form 8-K is required to be filed with the Commission.

(d) Exhibits

99.1	Press Release, dated March 6, 2006.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE COAT SYSTEMS, INC.

DATE: March 8, 2006	By:	/s/ Brian NeSmith
Brian NeSmith
Chief Executive Officer (Principal Executive Officer)

2

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated March 6, 2006.